UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 29, 2025

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PGC	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2025, the shareholders of Peapack-Gladstone Financial Corporation (the "Company") approved the Peapack-Gladstone Financial Corporation 2025 Long-Term Incentive Plan. A description of the material terms of the Plan is contained in the Company's definitive proxy statement for the Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on March 20, 2025.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Peapack-Gladstone Financial Corporation's Annual Meeting of Shareholders (the “Annual Meeting”) held on April 29, 2025, the shareholders voted on the matters described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 20, 2025 as set forth below. As of the record date for the Annual Meeting, holders of a total of 17,596,195 shares of the Company's Common Stock were entitled to vote on the matters considered at the Annual Meeting.

The following is a summary of the voting results for each matter submitted to a vote of shareholders at the Annual Meeting:

		For	Withheld	Broker Non-Votes
1.	Election of fourteen directors, each for a one-year term expiring in 2026:
	Carmen M. Bowser	13,156,590	744,653	1,534,712
	Patrick M. Campion	13,423,942	477,301	1,534,712
	Susan A. Cole	13,633,212	268,031	1,534,712
	Anthony J. Consi	13,298,013	603,230	1,534,712
	Richard Daingerfield	13,644,570	256,673	1,534,712
	Edward A. Gramigna, Jr.	12,867,169	1,034,074	1,534,712
	Peter D. Horst	13,156,223	745,020	1,534,712
	Steven A. Kass	13,556,258	344,985	1,534,712
	Douglas L. Kennedy	13,672,128	229,115	1,534,712
	F. Duffield Meyercord	12,683,408	1,217,726	1,534,712
	Patrick J. Mullen	13,680,726	220,517	1,534,712
	Philip W. Smith, II	12,764,736	1,136,507	1,534,712
	Tony Spinelli	13,296,621	604,622	1,534,712
	Beth Welsh	13,526,143	375,100	1,534,712

		For	Against	Abstain	Broker Non-Votes
2.	Advisory vote to approve the compensation of the Company's named executive officers as presented in the proxy statement:	10,180,210	3,664,684	56,349	1,534,712
		For	Against	Abstain	Broker Non-Votes
3.	Approval of the Peapack-Gladstone Financial Corporation 2025 Long-Term Incentive Plan:	11,642,207	2,202,074	56,962	1,534,712
		For	Against	Abstain	Broker Non-Votes
4.	Ratification of Crowe LLP as the Company's independent registered public accounting firm for the 2025 fiscal year:	15,212,147	215,743	8,065	—

Item 7.01 Regulation FD Disclosure

The Company is furnishing the presentation materials presented at the Annual Meeting as Exhibit 99.1 to this report. The Company is not undertaking to update this presentation. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title

10.1

Peapack-Gladstone Financial Corporation 2025 Long-Term Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 20, 2025 (File No. 001-16197))

99.1	Slides used by the Company at the 2025 Annual Meeting of Shareholders

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: April 30, 2025	By:	/s/ Frank A. Cavallaro
Frank A. Cavallaro
Senior Executive Vice President and Chief Financial Officer